Exhibit 99.9

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  JANUARY 1999
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

          (1)  Aggregate Monthly Payments Due:                     $1,257,581.65
                                                                   -----------

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:
             (a) Principal                                           $207,609.76
                                                                   -----------
             (b) Interest                                          $1,051,022.54
                                                                   -----------
             (c) Total                                             $1,258,632.30
                                                                   -----------

          (3) Aggregate Principal Prepayments in part received on Self-Amortizing Mortgage Loans and applied in the applicable Prepayment Period:
                (a) Principal                                         $35,996.66
                                                                      --------
                (c) Total                                             $35,996.66
                                                                      --------

          (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:
               (a) Principal                                       $2,392,525.35
                                                                   -----------
               (b) Interest                                           $21,293.80
                                                                   -----------
               (c) Total                                           $2,413,819.15
                                                                   -----------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                                $0.00
                                                                           ---
              (b) Interest                                                 $0.00
                                                                           ---
              (c) Total                                                    $0.00
                                                                           ---

          (6) Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                              $0.00
                                                                           ---
                (b) Interest                                               $0.00
                                                                           ---
                (c) Total                                                  $0.00
                                                                           ---

          (7) Aggregate Purchase Prices for
                Defaulted Mortgage Loans:
               (a) Principal                                               $0.00
                                                                           ---
               (b) Interest                                                $0.00
                                                                           ---
               (c) Total                                                   $0.00
                                                                           ---

        (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:
               (a) Principal                                               $0.00
                                                                           ---
               (b) Interest                                                $0.00
                                                                           ---
               (c) Total                                                   $0.00
                                                                           ---

          (9) Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02
              (a) Principal                                                $0.00
                                                                 -------------
              (b) Interest                                                 $0.00
                                                                 -------------
              (c) Total                                                    $0.00
                                                                 -------------

          (10) Pool Principal Balance                            $134,975,533.13
                                                                 -------------

          (11) Available Funds:                                    $3,637,291.40
                                                                 -------------

          (12) Realized Losses for  prior month:                           $0.00
                                                                 -------------

          (13) Aggregate Realized Losses:                                  $0.00
                                                                 -------------
                       (a) Deficient Valuations                            $0.00
                                                                 -------------
                       (b) Special Hazard Losses                           $0.00
                                                                 -------------
                       (c) Fraud Losses                                    $0.00
                                                                 -------------
                       (d) Excess Bankruptcy Losses                        $0.00
                                                                 -------------
                       (e) Excess Special Hazard Losses                    $0.00
                                                                 -------------
                       (f ) Excess Fraud Losses                            $0.00
                                                                 -------------

          (14) Compensating Interest Payment:                          $2,197.29
                                                                 -------------

          (15) Net Simple Interest Shortfall:                              $0.00
                                                                 -------------

          (16) Net Simple Interest Excess:                                 $0.00
                                                                 -------------

          (17) Simple Interest Shortfall Payment:                          $0.00
                                                                 -------------

          (18) Unpaid Net Simple Interest  Shortfall:
                Class A1             36158GAV0                         $0.00
                                     -------------   ---------------------
                Class A2             36158GAW8                         $0.00
                                     -------------   ---------------------
                Class A3             36158GAX6                         $0.00
                                     -------------   ---------------------
                Class A4             36158GAY4                         $0.00
                                     -------------   ---------------------
                Class A5             36158GAZ1                         $0.00
                                     -------------   ---------------------
                Class A6             36158GBA5                         $0.00
                                     -------------   ---------------------
                Class A7             36158GBB3                         $0.00
                                     -------------   ---------------------
                 Class S             36198HE1                          $0.00
                                     -------------   ---------------------
                 Class M             36158GBE7                         $0.00
                                     -------------   ---------------------
                Class B1             36158GBF4                         $0.00
                                     -------------   ---------------------
                Class B2             36158GBC2                         $0.00
                                     -------------   ---------------------
                Class B3             36157REZ4                         $0.00
                                     -------------   ---------------------
                Class B4             36157RFA8                         $0.00
                                     -------------   ---------------------
                Class B5             36157RFB6                         $0.00
                                     -------------   ---------------------

          (19) Class Certificate Interest  Rate:
                 Class M             36158GBE7                          6.950%
                                     -------------   ---------------------
                Class B1             36158GBF4                          7.240%
                                     -------------   ---------------------
                Class B2             36158GBC2                          7.590%
                                     -------------   ---------------------
                Class B3             36157REZ4                          8.901%
                                     -------------   ---------------------
                Class B4             36157RFA8                          8.901%
                                     -------------   ---------------------
                Class B5             36157RFB6                          8.901%
                                     -------------   ---------------------
                 Class S             36198HE1                           2.29%
                                     -------------   ---------------------

          (20) Accrued Certificate Interest and Pay-out Rate:

                Class A1             36158GAV0         $135,344.36     6.525%
                                     -------------   --------------------
                Class A2             36158GAW8         $102,768.33     6.260%
                                     -------------   --------------------
                Class A3             36158GAX6         $117,105.00     6.330%
                                     -------------   --------------------
                Class A4             36158GAY4          $56,886.67     6.440%
                                     -------------   --------------------
                Class A5             36158GAZ1          $70,197.50     6.530%
                                     -------------   --------------------
                Class A6             36158GBA5         $103,348.17     6.940%
                                     -------------   --------------------
                Class A7             36158GBB3          $76,540.21     6.465%
                                     -------------   --------------------
                 Class S             36198HE1          $258,072.85     2.29%
                                     -------------   --------------------
                 Class M             36158GBE7          $22,128.30     6.950%
                                     -------------   --------------------
                Class B1             36158GBF4          $20,747.66     7.240%
                                     -------------   --------------------
                Class B2             36158GBC2           $9,667.65     7.590%
                                     -------------   --------------------
                Class B3             36157REZ4          $11,337.09     8.901%
                                     -------------   --------------------
                Class B4             36157RFA8           $8,504.65     8.901%
                                     -------------   --------------------
                Class B5             36157RFB6           $8,511.19     8.901%
                                     -------------   --------------------
                  Total                              $1,001,159.63

          (21) Principal distributable:
                Class A1             36158GAV0                 $2,616,735.45
                                     -------------   ---------------------
                Class A2             36158GAW8                         $0.00
                                     -------------   ---------------------
                Class A3             36158GAX6                         $0.00
                                     -------------   ---------------------
                Class A4             36158GAY4                         $0.00
                                     -------------   ---------------------
                Class A5             36158GAZ1                         $0.00
                                     -------------   ---------------------
                Class A6             36158GBA5                         $0.00
                                     -------------   ---------------------
                Class A7             36158GBB3                         $0.00
                                     -------------   ---------------------
                 Class M             36158GBE7                     $5,876.62
                                     -------------   ---------------------
                Class B1             36158GBF4                     $5,289.26
                                     -------------   ---------------------
                Class B2             36158GBC2                     $2,350.95
                                     -------------   ---------------------
                Class B3             36157REZ4                     $2,350.95
                                     -------------   ---------------------
                Class B4             36157RFA8                     $1,763.59
                                     -------------   ---------------------
                Class B5             36157RFB6                     $1,764.95
                                     -------------   ---------------------
                Class R1             36158GBC1                         $0.00
                                     -------------   ---------------------
                Class R2             36158GBD9                         $0.00
                                     -------------   ---------------------
                  Total                                        $2,636,131.77

          (22) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05 (d) :                                          $0.00
                                                                           -----

          (23) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01 (b) :                                          $0.00
                                                                           -----

    B. Other Amounts:

          1)  Senior Percentage for such Distribution Date            90.657317%
                                                                      ----------

          2)  Senior Prepayment Percentage for such Distribution Date 100.00%
                                                                       ---------

          3)  Junior Percentage for such Distribution Date             9.342683%
                                                                       ---------

          4)  Junior Prepayment Percentage for such Distribution Date   0.00%
                                                                       ---------

          5)  Subordinate Certfificate Writedown Amount for such
              Distribution Date                                        $0.00
                                                                       ---------

          6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
              Class B1   X
                         -----------------------------------
              Class B2   X
                         -----------------------------------
              Class B3   X
                         -----------------------------------
              Class B4   X
                         -----------------------------------
              Class B5   X
                         -----------------------------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.


By: /s/ Tim Neer
------------------------------------------
Name:   Tim Neer
Title:  Vice President of Investor Operations